Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.9744%


        Excess Protection Level
          3 Month Average   5.39%
            May, 1998   4.76%
            April, 1998   5.73%
            March, 1998   5.68%


        Cash Yield                                  17.95%


        Investor Charge Offs                         5.01%


        Base Rate                                    8.17%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,911,601,602.55